Exhibit 99.1

CERTIFICATION
OF
PERIODIC REPORT

        I, Laidacker M. Seaberg, President and Chief Executive Officer of MGP Ingredients, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

        (1)    the Annual Report on Form 10-K of the Company for the fiscal year ended June 30,, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 16, 2003
/s/ Laidacker M. Seaberg Laidacker M. Seaberg President and Chief Executive Officer

[A signed original of this written statement required by Section 906 has been provided to MGP Ingredients, Inc. and will be reatined by MGP Ingredients, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]